EXHBIT 99

       Statement Under Oath Of Principal Executive Officer Regarding Facts
               And Circumstances Relating To Exchange Act Filings

     I, E. JAMES FERLAND, Chairman of the Board, President and Chief Executive Officer of Public Service Enterprise Group Incorporated ("PSEG"), state and attest that:

     1. To the best of my knowledge, based upon a review of the covered reports of PSEG, and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     2. I have reviewed the contents of this statement with PSEG's Audit Committee.

     3. In this statement under oath, each of the following is a "covered report":

          o Most recent Annual Report on Form 10-K for the year ended December 31, 2001, filed March 4, 2002;
          o All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of PSEG filed with the Securities and Exchange Commission subsequent to the filing of the Form 10-K identified above, specifically:
               o Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, filed May 15, 2002;
               o Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, filed July 29, 2002;
               o Current Reports on Form 8-K filed April 16, 2002, July 11, 2002 and July 17, 2002; and
               o Definitive Notice of Annual Meeting of Stockholders to be held April 16, 2002 and Proxy Statement dated March 1, 2002 and filed March 6, 2002;
          o    Any amendments to any of the foregoing, specifically:
               o Amended Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2002, filed July 29, 2002; and
               o Amended Current Report on Form 8-K/A, filed July 29, 2002, amending Form 8-K filed July 17, 2002.

                                   Subscribed and sworn to before
                                   me this 29th day of July, 2002

/s/ E. JAMES FERLAND               /s/ JACQUELYN E. COYLE
--------------------------         ------------------------------------
E. JAMES FERLAND                   Notary Public of New Jersey
                                   My Commission Expires: July 22, 2007
                                   (SEAL)
Date: July 29, 2002